The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated October 28, 2011

to the Prospectus dated March 30, 2011, as supplemented to date

Sentinel Mid Cap Value Fund

A Special Meeting of Shareholders of the Sentinel Mid Cap Value Fund (the “Fund”), a series of Sentinel Group Funds, Inc., was held on Monday, October 24, 2011 for the purpose of approving a new investment sub-advisory agreement between Sentinel Asset Management, Inc. (“Sentinel”) and a new sub-adviser, Crow Point Partners, LLC (“Crow Point”) (the “Proposal”).  At the meeting, shareholders of the Fund did not approve the Proposal.  Crow Point will remain as interim sub-adviser of the Fund while Sentinel and the Board of Directors of the Fund consider what action to take on behalf of the Fund, but in no event will Crow Point remain as interim sub-adviser of the Fund beyond January 13, 2012.

The section of the Prospectus titled “Fund Summaries – Mid Cap Value Fund – Management” is supplemented with the following:

At a special meeting of shareholders of the Fund held on October 24, 2011, shareholders did not approve the new investment sub-advisory agreement appointing Crow Point as the Fund’s sub-adviser.  Crow Point will remain as interim sub-adviser of the Fund while the Fund’s investment adviser and the Board of Directors of the Fund consider what action to take on behalf of the Fund, but in no event will Crow Point remain as interim sub-adviser of the Fund beyond January 13, 2012.

The section of the Prospectus titled “Management of the Funds – Mid Cap Value Fund” is supplemented with the following:

At a special meeting of shareholders of the Fund held on October 24, 2011, shareholders failed to approve the new investment sub-advisory agreement appointing Crow Point as the Fund’s sub-adviser.  Crow Point will remain as interim sub-adviser of the Fund while Sentinel and the Board of Directors of the Fund consider what action to take on behalf of the Fund, but in no event will Crow Point remain as interim sub-adviser of the Fund beyond January 13, 2012.